Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports Second Quarter Fiscal Year 2026 Results

Wilmington, Massachusetts (May 6, 2026) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its second quarter of fiscal year 2026, which ended on March 28, 2026. Symbotic reported revenue of $676 million, up 23% year-over-year, and net income of $9 million, compared with a net loss of $10 million in the second quarter of fiscal year 2025. Adjusted EBITDA1 reached $78 million, more than double the $35 million in the second quarter of fiscal year 2025.
Cash and cash equivalents totaled $2.0 billion at the end of the second quarter of fiscal year 2026, up from $1.8 billion at the end of the first quarter of fiscal year 2026.
“We again demonstrated strong execution against our key objectives,” said Rick Cohen, Symbotic Chairman and Chief Executive Officer. “Our momentum continues to build as customers across several verticals are now realizing tangible value from our end-to-end automation systems.”
“We delivered another quarter of growth and margin expansion as our total number of systems in deployment rose to 70,” said Izzy Martins, Symbotic Chief Financial Officer. “Looking ahead, we continue to see a solid growth trajectory supported by rising deployments, along with enhanced profitability.”
OUTLOOK
For the third quarter of fiscal 2026, Symbotic expects revenue of $700 million to $720 million, and adjusted EBITDA2 of $80 million to $85 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its second quarter fiscal year 2026 results. The webcast link is: https://edge.media-server.com/mmc/go/symbotic-q2-2026/.
####
1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net income (loss), the most comparable GAAP measure.
2 Symbotic is not providing guidance for net income (loss), which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net income (loss) is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, food & beverage, and medical supply distribution companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income (loss) excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; and other infrequent items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation, and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by total revenue. Symbotic defines adjusted research and development expenses, a non-GAAP financial measure, as GAAP research and development expenses excluding the following items: depreciation and amortization of tangible and intangible assets and stock-based compensation. Symbotic defines adjusted selling, general, and administrative expenses, a non-GAAP financial measure, as GAAP selling, general, and administrative expenses excluding the following items: depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; internal control remediation; business transformation costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from its GreenBox Systems LLC joint venture, which is now doing business as Exol (“Exol”), the commercial agreement with Exol, the commercial agreement with Nueva Wal Mart de México, S. de R.L. de C.V and the acquisition of the Advanced Systems and Robotics business from Walmart;
•realize its outlook, including its system gross margin;
•the timing and cost of any product replacement, programs and related recalls;
•anticipate industry trends;
•maintain and enhance its system;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in its internal control over financial reporting;
•anticipate rapid technological changes;
•maintain the listing of the Symbotic common stock on Nasdaq; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of Symbotic’s business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;

•expectations regarding capital expenditures;
•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation;
•the effects of inflation, prevailing price levels, exchange rates, changes in trade agreements and trade protection measures including tariffs and other economic factors;
•the direct and indirect effects of geopolitical conditions in the United States and in global economies, including those resulting from acts of war and conflicts and responses to such events;
•business disruption;
•disruption to the business due to Symbotic’s dependency on Walmart;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of Symbotic’s systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of Symbotic’s new products and services and any changes in its product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2025. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding its financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. Symbotic believes that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.
INVESTOR RELATIONS CONTACT
Charlie Anderson
Vice President, Investor Relations & Corporate Development
ir@symbotic.com
MEDIA INQUIRIES
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended			Six Months Ended
(in thousands, except share and per share data)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Revenue:
Systems	$634,496	$590,292	$513,372	$1,224,788	$977,431
Software maintenance and support	12,924	10,885	6,685	23,809	12,210
Operation services	29,060	28,808	29,594	57,868	46,703
Total revenue	676,480	629,985	549,651	1,306,465	1,036,344
Cost of revenue:
Systems	495,551	469,873	411,788	965,424	792,778
Software maintenance and support	3,368	2,954	2,030	6,322	3,888
Operation services	27,609	23,734	25,041	51,343	47,870
Total cost of revenue	526,528	496,561	438,859	1,023,089	844,536
Gross profit	149,952	133,424	110,792	283,376	191,808
Operating expenses:
Research and development expenses	51,283	43,006	57,960	94,289	101,239
Selling, general, and administrative expenses	92,566	81,219	73,305	173,785	134,010
Restructuring charges	12	2,673	—	2,685	—
Total operating expenses	143,861	126,898	131,265	270,759	235,249
Operating income (loss)	6,091	6,526	(20,473)	12,617	(43,441)
Other income, net	10,855	13,246	11,714	24,101	19,537
Income (loss) before income tax and equity method investment	16,946	19,772	(8,759)	36,718	(23,904)
Income tax benefit (expense)	(572)	(615)	1,397	(1,187)	1,248
Loss from equity method investment	(6,945)	(5,799)	(2,490)	(12,744)	(4,055)
Net income (loss)	9,429	13,358	(9,852)	22,787	(26,711)
Net income (loss) attributable to noncontrolling interests	7,460	10,756	(8,048)	18,216	(21,732)
Net income (loss) attributable to common stockholders	$1,969	$2,602	$(1,804)	$4,571	$(4,979)

Income (loss) per share of Class A Common Stock:
Basic	$0.02	$0.02	$(0.02)	0.04	$(0.05)
Diluted	$0.01	$0.02	$(0.02)	0.03	$(0.05)
Weighted-average shares of Class A Common Stock outstanding:
Basic	125,538,207	115,474,119	107,726,978	120,506,529	106,900,622
Diluted	134,364,904	127,870,238	107,726,978	130,869,376	106,900,622

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net income (loss) to Adjusted EBITDA:

	Three Months Ended			Six Months Ended
(in thousands)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Net income (loss)	$9,429	$13,358	$(9,852)	$22,787	$(26,711)
Interest income	(10,906)	(11,600)	(7,229)	(22,505)	(14,998)
Income tax expense (benefit)	572	615	(1,397)	1,187	(1,248)
Depreciation and amortization	11,322	8,693	11,169	20,015	18,029
Stock-based compensation	57,188	44,118	36,376	101,305	63,456
Business combination transaction expenses	710	11	3,298	721	7,100
Equity method investment	6,945	5,799	2,490	12,744	4,055
Internal control remediation	1,931	2,415	2,175	4,347	5,251
Business transformation costs	550	2,531	2,400	3,080	2,400
Fair value adjustments on strategic investments	—	(1,661)	(4,481)	(1,661)	(4,481)
Restructuring charges	12	2,624	(231)	2,636	(231)
Adjusted EBITDA	$77,753	$66,903	$34,718	$144,656	$52,622
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended			Six Months Ended
(in thousands)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Gross profit	$149,952	$133,424	$110,792	$283,376	$191,808
Depreciation and amortization	1,614	1,489	2,949	3,102	5,418
Stock-based compensation	14,208	12,382	8,300	26,879	11,032
Restructuring charges	—	(48)	(231)	(48)	(231)
Adjusted gross profit	$165,774	$147,247	$121,810	$313,309	$208,027

Gross profit margin	22.2%	21.2%	20.2%	21.7%	18.5%
Adjusted gross profit margin	24.5%	23.4%	22.2%	24.0%	20.1%

The following table reconciles GAAP research and development expenses to Adjusted research and development expenses:

	Three Months Ended			Six Months Ended
(in thousands)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Research and development expenses	$51,283	$43,006	$57,960	$94,289	$101,239
Depreciation and amortization	(5,161)	(4,990)	(5,611)	(10,151)	(7,911)
Stock-based compensation	(17,123)	(8,150)	(12,028)	(25,044)	(23,966)
Adjusted research and development expenses	$28,999	$29,866	$40,321	$59,094	$69,362
The following table reconciles GAAP selling, general, and administrative expenses to Adjusted selling, general, and administrative expenses:

	Three Months Ended			Six Months Ended
(in thousands)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Selling, general, and administrative expenses	$92,566	$81,219	$73,305	$173,785	$134,010
Depreciation and amortization	(4,547)	(2,214)	(2,609)	(6,762)	(4,699)
Stock-based compensation	(25,857)	(23,585)	(16,049)	(49,383)	(28,460)
Business combination transaction expenses	(710)	(11)	(3,298)	(721)	(7,099)
Internal control remediation	(1,931)	(2,415)	(2,175)	(4,346)	(5,251)
Business transformation costs	(550)	(2,531)	(2,400)	(3,080)	(2,400)
Adjusted selling, general, and administrative expenses	$58,971	$50,463	$46,774	$109,493	$86,101
The following table reconciles GAAP net cash provided by operating activities to free cash flow:

	Three Months Ended			Six Months Ended
(in thousands)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Net cash provided by operating activities	$261,341	$191,540	$269,575	$452,881	$474,602
Purchases of property and equipment and capitalization of internal use software development costs	(43,368)	(2,052)	(20,560)	(45,420)	(27,917)
Free cash flow	$217,973	$189,488	$249,015	$407,461	$446,685

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	March 28, 2026	September 27, 2025
Class A Common Shares issued and outstanding	127,015,993	112,635,932
Class V-1 Common Shares issued and outstanding	71,940,208	74,693,311
Class V-3 Common Shares issued and outstanding	403,559,196	403,559,196
	602,515,397	590,888,439

Symbotic Inc. and Subsidiaries
Consolidated Balance Sheets

(in thousands, except share data)	March 28, 2026	September 27, 2025
ASSETS
Current assets:
Cash and cash equivalents	$2,009,435	$1,244,993
Accounts receivable	132,623	186,705
Unbilled accounts receivable	452,995	181,658
Inventories	201,243	164,390
Deferred expenses	43,538	20,532
Prepaid expenses and other current assets	82,433	86,582
Total current assets	2,922,267	1,884,860
Property and equipment, net	146,458	117,649
Intangible assets, net	87,209	79,149
Goodwill	59,871	59,871
Equity method investment	135,675	123,034
Other assets	143,975	131,166
Total assets	$3,495,455	$2,395,729
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$293,675	$286,669
Accrued expenses and other current liabilities	251,481	200,442
Deferred revenue	1,476,382	1,242,312
Total current liabilities	2,021,538	1,729,423
Deferred revenue	384,025	124,932
Other liabilities	62,227	63,629
Total liabilities	2,467,790	1,917,984
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 127,015,993 and 112,635,932 shares issued and outstanding at March 28, 2026 and September 27, 2025, respectively	14	13
Class V-1 Common Stock, 1,000,000,000 shares authorized, 71,940,208 and 74,693,311 shares issued and outstanding at March 28, 2026 and September 27, 2025, respectively	7	7
Class V-3 Common Stock, 450,000,000 shares authorized, 403,559,196 shares issued and outstanding at March 28, 2026 and September 27, 2025	40	40
Additional paid-in capital	2,018,008	1,556,611
Accumulated deficit	(1,329,212)	(1,333,783)
Accumulated other comprehensive loss	(2,713)	(2,695)
Total stockholders' equity	686,144	220,193
Noncontrolling interest	341,521	257,552
Total equity	1,027,665	477,745
Total liabilities and equity	$3,495,455	$2,395,729

Symbotic Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Three Months Ended			Six Months Ended
(in thousands)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Cash flows from operating activities:
Net income (loss)	$9,429	$13,358	$(9,852)	$22,787	$(26,711)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	11,323	8,704	11,153	20,027	18,013
Amortization of leases	2,536	1,388	1,126	3,924	1,911
Restructuring of leases	—	—	—	—	—
Loss from equity method investment	6,945	5,799	2,491	12,744	4,055
Foreign currency losses (gains)	31	27	20	58	(12)
Loss on disposal of assets	—	—	—	—	201
Provision for excess and obsolete inventory	4,753	4,832	292	9,585	980
Deferred taxes, net	—	—	—	—	—
Stock-based compensation	48,549	45,941	30,919	94,490	55,522
Gain from strategic investment fair value adjustment	—	(1,661)	(4,481)	(1,661)	(4,481)
Changes in operating assets and liabilities:
Accounts receivable	(24,487)	79,090	(3,195)	54,603	64,181
Inventories	(23,184)	(24,122)	(23,232)	(47,306)	(33,657)
Prepaid expenses and other current assets	(209,544)	(51,726)	90,341	(261,270)	101,167
Deferred expenses	(15,731)	(7,275)	(1,757)	(23,006)	(3,921)
Other assets	7,288	2,335	(4,836)	9,623	(7,479)
Accounts payable	41,661	(23,857)	13,806	17,804	44,951
Accrued expenses and other current liabilities	41,334	8,718	(65,685)	50,052	(20,145)
Deferred revenue	360,362	132,244	230,283	492,606	288,619
Acquisition-related consideration paid to customer	—	—	—	—	—
Other liabilities	76	(2,255)	2,182	(2,179)	(8,592)
Net cash provided by operating activities	261,341	191,540	269,575	452,881	474,602
Cash flows from investing activities:
Purchases of property and equipment and capitalization of internal use software development costs	(43,368)	(2,052)	(20,560)	(45,420)	(27,917)
Acquisitions of strategic investments	(31,456)	(38,528)	—	(69,984)	(17,992)
Cash paid for business acquisitions	—	—	(200,000)	—	(200,000)
Net cash used in investing activities	(74,824)	(40,580)	(220,560)	(115,404)	(245,909)
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	—	—	—	—	(3,012)
Net proceeds from issuance of common stock under employee stock purchase plan	3,898	—	3,233	3,898	3,233

Distributions to or on behalf of Symbotic Holdings LLC partners	—	(1,222)	(382)	(1,222)	(1,232)
Proceeds from issuance of Class A common stock	(61)	424,368	—	424,307	—
Net cash provided by (used in) financing activities	3,837	423,146	2,851	426,983	(1,011)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(16)	8	50	(8)	(34)
Net increase in cash, cash equivalents, and restricted cash	190,338	574,114	51,916	764,452	227,648
Cash, cash equivalents, and restricted cash - beginning of period	1,821,307	1,247,193	906,086	1,247,193	730,354
Cash, cash equivalents, and restricted cash - end of period	$2,011,645	$1,821,307	$958,002	$2,011,645	$958,002

	Three Months Ended			Six Months Ended
(in thousands)	March 28, 2026	December 27, 2025	March 29, 2025	March 28, 2026	March 29, 2025
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$2,009,435	$1,819,102	$954,944	$2,009,435	$954,944
Restricted cash	2,210	2,205	3,058	2,210	3,058
Cash, cash equivalents, and restricted cash	$2,011,645	$1,821,307	$958,002	$2,011,645	$958,002